Financial Risk Management	6 Months Ended
Jun. 30, 2017
Risks and Uncertainties [Abstract]
Financial Risk Management
FINANCIAL RISK MANAGEMENT

The Corporation is primarily exposed to credit risk, liquidity risk and market risk as a result of holding financial instruments in the normal course of business.

Credit risk	Risk that a counterparty to a financial instrument might fail to meet its obligations under the terms of the financial instrument.

Liquidity risk	Risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments.

Market risk
Risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in market prices. The Corporation is exposed to foreign exchange risk, interest rate risk and commodity price risk.

Credit Risk

For cash equivalents, trade and other accounts receivable, and long-term other receivables, the Corporation’s credit risk is generally limited to the carrying value on the consolidated balance sheet. The Corporation generally has a large and diversified customer base, which minimizes the concentration of credit risk. The Corporation and its subsidiaries have various policies to minimize credit risk, which include requiring customer deposits, prepayments and/or credit checks for certain customers and performing disconnections and/or using third-party collection agencies for overdue accounts.

ITC has a concentration of credit risk as a result of approximately 70% of its revenue being derived from three primary customers. Credit risk is limited as such customers have investment-grade credit ratings. ITC also reduces its exposure to credit risk by requiring a letter of credit or cash deposit equal to the credit exposure, which is determined by a credit-scoring model and other factors.

FortisAlberta has a concentration of credit risk as a result of its distribution service billings being to a relatively small group of retailers. As at June 30, 2017, FortisAlberta’s gross credit risk exposure was approximately $129 million, representing the projected value of retailer billings over a 37-day period. The Company has reduced its exposure to $1 million by obtaining from the retailers either a cash deposit, bond, letter of credit, an investment-grade credit rating from a major rating agency, or a financial guarantee from an entity with an investment-grade credit rating.

UNS Energy, Central Hudson, FortisBC Energy and Aitken Creek may be exposed to credit risk in the event of non‑performance by counterparties to derivative instruments. The Companies use netting arrangements to reduce credit risk and net settle payments with counterparties where net settlement provisions exist. They also limit credit risk by mostly dealing with counterparties that have investment‑grade credit ratings. At UNS Energy, contractual arrangements also contain certain provisions requiring counterparties to derivative instruments to post collateral under certain circumstances.

Liquidity Risk

The Corporation’s consolidated financial position could be adversely affected if it, or one of its subsidiaries, fails to arrange sufficient and cost-effective financing to fund, among other things, capital expenditures, acquisitions and the repayment of maturing debt. The ability to arrange sufficient and cost-effective financing is subject to numerous factors, including the consolidated results of operations and financial position of the Corporation and its subsidiaries, conditions in capital and bank credit markets, ratings assigned by rating agencies and general economic conditions.

To help mitigate liquidity risk, the Corporation and its regulated utilities have secured committed credit facilities to support short-term financing of capital expenditures, seasonal working capital requirements, and for general corporate purposes. In addition to its credit facilities, ITC uses commercial paper to finance its short-term cash requirements, and may use credit facility borrowings, from time to time, to repay borrowings under its commercial paper program.
The Corporation’s committed corporate credit facility is used for interim financing of acquisitions and for general corporate purposes. Depending on the timing of cash payments from subsidiaries, borrowings under the Corporation’s committed corporate credit facility may be required from time to time to support the servicing of debt and payment of dividends. As at June 30, 2017, over the next five years, average annual consolidated fixed-term debt maturities and repayments are expected to be approximately $730 million. The combination of available credit facilities and reasonable annual debt maturities and repayments provides the Corporation and its subsidiaries with flexibility in the timing of access to capital markets.

As at June 30, 2017, the Corporation and its subsidiaries had consolidated credit facilities of approximately $5.4 billion, of which approximately $4.0 billion was unused, including $940 million unused under the Corporation’s committed revolving corporate credit facility. The credit facilities are syndicated mostly with large banks in Canada and the United States, with no one bank holding more than 20% of these facilities. Approximately $5.0 billion of the total credit facilities are committed facilities with maturities ranging from 2017 through 2022.

The following summary outlines the credit facilities of the Corporation and its subsidiaries.

			As at
	Regulated	Corporate	June 30,	December 31,
($ millions)	Utilities	and Other	2017	2016
Total credit facilities (1)	4,041	1,385	5,426	5,976
Credit facilities utilized:
Short-term borrowings (1) (2)	(564)	(4)	(568)	(1,155)
Long-term debt (Note 6) (3)	(420)	(359)	(779)	(973)
Letters of credit outstanding	(67)	(57)	(124)	(119)
Credit facilities unused (1)	2,990	965	3,955	3,729

(1)
Total credit facilities and short-term borrowings as at June 30, 2017 include $207 million outstanding under ITC’s commercial paper program (December 31, 2016 - $195 million). Outstanding commercial paper does not reduce available capacity under the Corporation’s consolidated credit facilities.

(2)	The weighted average interest rate on short-term borrowings was approximately 1.5% as at June 30, 2017 (December 31, 2016 - 1.7%).

(3)
As at June 30, 2017, credit facility borrowings classified as long-term debt included $104 million in current installments of long-term debt on the consolidated balance sheet (December 31, 2016 - $61 million). The weighted average interest rate on credit facility borrowings classified as long‑term debt was approximately 2.3% as at June 30, 2017 (December 31, 2016 - 1.8%).

As at June 30, 2017 and December 31, 2016, certain borrowings under the Corporation’s and subsidiaries’ long-term committed credit facilities were classified as long-term debt. It is management’s intention to refinance these borrowings with long-term permanent financing during future periods. There were no material changes in credit facilities from that disclosed in the Corporation’s 2016 annual audited consolidated financial statements except as follows.

In March 2017 the Corporation repaid short-term borrowings using net proceeds from the issuance of common shares (Note 7).

Market Risk

Foreign Exchange Risk
The reporting currency of ITC, UNS Energy, Central Hudson, Caribbean Utilities, Fortis Turks and Caicos and Belize Electric Company Limited is the US dollar. The Corporation’s earnings from, and net investments in, foreign subsidiaries are exposed to fluctuations in the US dollar-to-Canadian dollar exchange rate. The Corporation has decreased the above-noted exposure through the use of US dollar-denominated borrowings at the corporate level. The foreign exchange gain or loss on the translation of US dollar-denominated interest expense partially offsets the foreign exchange gain or loss on the translation of the Corporation’s foreign subsidiaries’ earnings.

As at June 30, 2017, the Corporation’s corporately issued US$3,440 million (December 31, 2016 - US$3,511 million) long-term debt had been designated as an effective hedge of a portion of the Corporation’s foreign net investments. As at June 30, 2017, the Corporation had approximately US$7,522 million (December 31, 2016 ‑ US$7,250 million) in foreign net investments that were unhedged. Foreign currency exchange rate fluctuations associated with the translation of the Corporation’s corporately issued US dollar‑denominated borrowings designated as effective hedges are recorded on the consolidated balance sheet in accumulated other comprehensive income and serve to help offset unrealized foreign currency exchange gains and losses on the net investments in foreign subsidiaries, which gains and losses are also recorded on the consolidated balance sheet in accumulated other comprehensive income.

As a result of the acquisition of ITC, consolidated earnings and cash flows of Fortis are impacted to a greater extent by fluctuations in the US dollar-to-Canadian dollar exchange rate. On an annual basis, it is estimated that a 5 cent increase or decrease in the US dollar relative to the Canadian dollar exchange rate of US$1.00=CAD$1.30 as at June 30, 2017 would increase or decrease earnings per common share of Fortis by approximately 7 cents. Management will continue to hedge future exchange rate fluctuations related to the Corporation’s foreign net investments and US dollar‑denominated earnings streams, where appropriate, through future US dollar‑denominated borrowings, and will continue to monitor the Corporation’s exposure to foreign currency fluctuations on a regular basis.

Interest Rate Risk
The Corporation and most of its subsidiaries are exposed to interest rate risk associated with borrowings under variable-rate credit facilities, variable-rate long-term debt and the refinancing of long-term debt. The Corporation and its subsidiaries may enter into interest rate swap agreements to help reduce this risk (Note 14).

Commodity Price Risk
UNS Energy is exposed to commodity price risk associated with changes in the market price of gas, purchased power and coal. Central Hudson is exposed to commodity price risk associated with changes in the market price of electricity and gas. FortisBC Energy and Aitken Creek are exposed to commodity price risk associated with changes in the market price of gas. The risks have been reduced by entering into derivative contracts that effectively fix the price of natural gas, power and electricity purchases. These derivative instruments are recorded on the consolidated balance sheet at fair value and any change in the fair value is deferred as a regulatory asset or liability, as permitted by the regulators, for recovery from, or refund to, customers in future rates, except at Aitken Creek and wholesale trading contracts at UNS Energy where the changes in fair value are recorded in earnings (Note 14).